                                                                    EXHIBIT 99.1


CONTACT: John Zoeller                                FOR IMMEDIATE RELEASE
         (312) 279-1466                              July 22, 2003

                       MHC REPORTS SECOND QUARTER RESULTS
                     PORTFOLIO CONTINUES STRONG PERFORMANCE
               2ND QUARTER NEW HOME SALES VOLUMES UP 13% OVER 2002

         CHICAGO, IL - JULY 22, 2003-- Manufactured Home Communities, Inc. (NYSE: MHC) today announced results for the quarter and six months ended June 30, 2003.

         For the second quarter of 2003, Funds From Operations (FFO) were $16.7 million or $.60 per share on a fully diluted basis compared to $17.1 million or $.62 per fully diluted share in the same period in 2002. Second quarter property operating revenues were $56.1 million compared to $55.4 million in the second quarter of 2002. For the second quarter of 2003, average occupancy was 91.4 percent and average monthly base rent per site for the Core Portfolio was $419.82, up 5.1 percent from $399.52 in the same period last year. Second quarter results reflect a seasonal decrease in FFO from Resort Properties (park model / recreational vehicle properties).

         For the six months ended June 30, 2003, FFO were $35.3 million or $1.27 per share on a fully diluted basis compared to $35.0 million or $1.27 per fully diluted share in the same period in 2002. Property operating revenues for the six months ended June 30, 2003 were $114.8 million compared to $112.3 million for the same period of 2002. Average occupancy was 91.8 percent and average monthly base rent per site for the Core Portfolio was $418.81, up 5.2 percent from $398.13 in the same period last year.

         During the second quarter, MHC sold three properties as part of its long-term strategy to focus on properties located in vacation / retirement destinations and major metropolitan areas. The three properties sold were: Brook Gardens, a 424-site all-age community located in Buffalo, New York; Independence Hill, a 203-site all-age community located in Morgantown, West Virginia; and Pheasant Ridge, a 101-site all-age community located in Mount Airy, Maryland. The properties were sold in a single transaction for $27 million and proceeds from the transaction were initially used to pay down MHC's line-of-credit. MHC recorded a gain on the sale of approximately $10 million.

         MHC's management projects continued growth in 2003 Core Portfolio performance. For the six months ended June 30, 2003, Core Portfolio average base rent rate growth has been approximately 5 percent. Assuming current economic conditions continue to impact occupancies, overall revenue growth will be approximately 3 percent. Core portfolio operating expenses are expected to grow in excess of CPI due to continued increases in insurance, real estate taxes and utility expenses. These projections would result in core NOI growth of approximately 2.5 percent.

         Results for 2003 will continue to be impacted by 1) the 2002 sales of primarily all-age communities in Michigan, Florida, Minnesota and Ohio coupled with the 2002 purchases of age-qualified communities in Florida, Arizona, and Texas, 2) continued competitive housing options impacting occupancy levels at certain communities and 3) variability in income from home sales operations. In addition, 2003 results will be impacted by the sale of the all-age communities in Buffalo, N.Y., West Virginia and Maryland. In the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility. In the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single family housing. Based upon these factors, MHC projects that growth in FFO per share should be between 0 and 3 percent for the full year of 2003 compared to the full year of 2002. As a result, given the recently completed property sales, the acquisition of more seasonal Resort properties in 2002 and the traditionally higher fourth quarter home sales activity, MHC expects FFO for the third quarter of 2003 to be between $.55 and $.56 per share and expects fourth quarter FFO to range between $.66 and $.72 per share.

         The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy; the Company's assumptions about rental and home sales markets; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Manufactured Home Communities, Inc. owns or has a controlling interest in 139 quality communities in 19 states consisting of 50,807 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

         A live webcast of the Company's conference call discussing these results will be available via the Company's website in the Investor Info section at www.mhchomes.com at 10:00 a.m. Central today.


                                      ###

         TABLES FOLLOW

                       MANUFACTURED HOME COMMUNITIES, INC.
                             SELECTED FINANCIAL DATA
                                   (UNAUDITED)
                (AMOUNTS IN THOUSANDS EXCEPT FOR PER SHARE DATA)

                                                                  QUARTERS ENDED                    SIX MONTHS ENDED
                                                            JUNE 30,          JUNE 30,         JUNE 30,          JUNE 30,
                                                              2003              2002             2003               2002
                                                           ---------         ---------         ---------         ---------
PROPERTY OPERATIONS:
  Community base rental income ....................        $  49,111         $  49,011         $  98,472         $  98,206
  Resort base rental income .......................            1,854             1,218             5,931             3,655
  Utility and other income ........................            5,091             5,176            10,422            10,413
                                                           ---------         ---------         ---------         ---------
     Property operating revenues ..................           56,056            55,405           114,825           112,274

  Property operating and maintenance ..............           15,818            15,345            32,545            31,204
  Real estate taxes ...............................            4,745             4,573             9,383             9,033
  Property management .............................            2,276             2,267             4,628             4,674
                                                           ---------         ---------         ---------         ---------
     Property operating expenses ..................           22,839            22,185            46,556            44,911
                                                           ---------         ---------         ---------         ---------
     Income from property operations ..............           33,217            33,220            68,269            67,363

HOME SALES OPERATIONS:
  Gross revenues from inventory home sales ........            9,567             7,930            13,659            12,656
  Cost of inventory home sales ....................           (8,166)           (5,920)          (11,626)           (9,655)
                                                           ---------         ---------         ---------         ---------
     Gross profit from inventory home sales .......            1,401             2,010             2,033             3,001
  Brokered resale revenues, net ...................              454               455               830               886
  Home selling expenses ...........................           (1,808)           (2,007)           (3,702)           (4,125)
  Ancillary services revenues, net ................             (111)              112               371               669
                                                           ---------         ---------         ---------         ---------
     Income from home sales and other .............              (64)              570              (468)              431

OTHER INCOME AND EXPENSES:
  Interest income .................................              244               220               505               484
  Other corporate income ..........................              550               292             1,139               665
  General and administrative ......................           (2,000)           (2,063)           (3,932)           (3,943)
                                                           ---------         ---------         ---------         ---------
     Operating income (EBITDA) ....................           31,947            32,239            65,513            65,000

  Interest and related amortization ...............          (12,652)          (12,725)          (25,045)          (25,275)
  Income from discontinued operations .............              533               723             1,035             1,502
  Depreciation on corporate assets ................             (310)             (310)             (620)             (636)
  Income allocated to Preferred OP Units ..........           (2,813)           (2,813)           (5,626)           (5,626)
                                                           ---------         ---------         ---------         ---------
     FUNDS FROM OPERATIONS (FFO) ..................        $  16,705         $  17,114         $  35,257         $  34,965

  Depreciation on real estate and other costs .....           (9,558)           (9,086)          (18,091)          (18,057)
  Gain on sale of properties ......................           10,697              --              10,197              --
  Income allocated to Common OP Units .............           (3,444)           (1,590)           (5,292)           (3,357)
                                                           ---------         ---------         ---------         ---------
     NET INCOME ...................................        $  14,400         $   6,438         $  22,071         $  13,551
                                                           =========         =========         =========         =========

NET INCOME PER COMMON SHARE - BASIC ...............        $     .65         $     .30         $    1.00         $     .63
NET INCOME PER COMMON SHARE - FULLY DILUTED .......        $     .64         $     .29         $     .98         $     .61
                                                           ---------         ---------         ---------         ---------

FFO PER COMMON SHARE - BASIC ......................        $     .61         $     .63         $    1.29         $    1.30
FFO PER COMMON SHARE - FULLY DILUTED ..............        $     .60         $     .62         $    1.27         $    1.27
                                                           ---------         ---------         ---------         ---------

Average Common Shares - Basic .....................           22,027            21,563            21,973            21,498
Average Common Shares and OP Units - Basic ........           27,371            26,980            27,324            26,919
Average Common Shares and OP Units - Fully Diluted            27,965            27,664            27,853            27,587
                                                           ---------         ---------         ---------         ---------


                      MANUFACTURED HOME COMMUNITIES, INC.
                                  (UNAUDITED)



         SELECTED BALANCE SHEET DATA:                              AS OF                   AS OF
                                                                  JUNE 30,             DECEMBER 31,
                                                                    2003                   2002
                                                             ------------------     ------------------
                                                            (amounts in  000's)     (amounts in 000's)
         Total real estate, net.........................       $    1,033,446         $    1,057,909
         Cash and cash equivalents......................       $       12,212         $        7,270
         Total assets...................................       $    1,155,504         $    1,162,850

         Mortgage notes payable.........................       $      586,589         $      575,370
         Unsecured debt.................................       $      154,213         $      184,863
         Total liabilities..............................       $      800,293         $      816,730
         Minority interest..............................       $      169,655         $      168,501
         Total shareholder's equity.....................       $      185,556         $      177,619




         TOTAL SHARES AND OP UNITS OUTSTANDING:                    AS OF                  AS OF
                                                                 JUNE 30,             DECEMBER 31,
                                                                   2003                   2002
                                                             ------------------     ------------------
         Total Common Shares Outstanding...............            22,335,999             22,093,240
         Total Common OP Units Outstanding.............             5,355,658              5,359,927





         MANUFACTURED HOME ("COMMUNITY") AND                       AS OF                  AS OF
         PARK MODEL / RECREATIONAL VEHICLE ("RESORT")            JUNE 30,             DECEMBER 31,
              SITE TOTALS:                                         2003                   2002
                                                             ------------------     ------------------
         Community Sites Owned and Operated.............               43,131                 43,906
         Community Sites Owned in Joint Ventures........                1,521                  1,521
         Resort Sites Owned and Operated................                6,155                  6,155
                                                             ------------------     ------------------
              TOTAL SITES...............................               50,807                 51,582





         MANUFACTURED HOME SITE AND                                QUARTERS ENDED                SIX MONTHS ENDED
         OCCUPANCY AVERAGES:                                  JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,
                                                                2003            2002           2003            2002
                                                             ------------    -----------    ------------    -----------
         Total Sites...................................          43,131          44,731         43,132          44,750
         Occupied Sites................................          39,421          41,469         39,611          41,683
         Occupancy %...................................           91.4%           92.7%          91.8%           93.1%
         Monthly Base Rent Per Site....................      $   415.28      $   393.95     $   414.33      $   392.67
         Core* Monthly Base Rent Per Site..............      $   419.82      $   399.52     $   418.81      $   398.13


         (*) Represents rent per site for properties owned in both periods of comparison.

                       MANUFACTURED HOME COMMUNITIES, INC.
                                   (UNAUDITED)

         HOME SALES:                                               QUARTERS ENDED                SIX MONTHS ENDED
                                                              JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,
                                                                2003            2002           2003            2002
                                                             ------------    -----------    ------------    -----------
         New Home Sales Volume.........................             118             104            170             161
         New Home Sales Gross Revenues.................      $    8,651      $    7,420     $   12,260      $   11,729
         Used Home Sales Volume........................              57              41             89              78
         Used Home Sales Gross Revenues................      $      916      $      510     $    1,399      $      927
         Brokered Home Resale Volume...................             282             312            542             543
         Brokered Home Resale Revenues, net............      $      454      $      455     $      830      $      886






         FUNDS AVAILABLE FOR DISTRIBUTION (FAD):                   QUARTERS ENDED                SIX MONTHS ENDED
                                                              JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,
                                                                 2003           2002            2003           2002
                                                             ------------    -----------    ------------    -----------
           Funds from operations...........................  $   16,705      $   17,114     $   35,257      $   34,965
           Non-revenue producing improvements to real
                  estate...................................      (3,190)         (3,628)        (6,207)         (6,004)
                                                             ------------    -----------    ------------    -----------
              Funds available for distribution.............  $   13,515      $   13,486     $   29,050      $   28,961
                                                             ============    ===========    ============    ===========

         FAD per Common Share - Basic....................... $      .49      $      .50     $     1.06      $     1.08
         FAD per Common Share - Fully Diluted............... $      .48      $      .49     $     1.04      $     1.05
                                                             ------------    -----------    ------------    -----------


              The Company believes that Funds From Operations provide an indicator of its financial performance and is influenced by both the operations of the properties and the capital structure of the Company. FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income (computed in accordance with generally accepted accounting principles ["GAAP"]), before allocation to minority interests, excluding gains (or losses) from sales of property, plus real estate depreciation. The Company computes FFO in accordance with the NAREIT definition, which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REIT's computations. Funds Available for Distribution ("FAD") is defined as FFO less non-revenue producing capital expenditures and amortization payments on mortgage loan principal. The Company believes that FFO and FAD are useful to investors as a measure of the performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, they provide investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO and FAD in and of themselves do not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered an alternative to net income as an indication of the Company's performance or to net cash flows from operating activities as determined by GAAP as a measure of liquidity and are not necessarily indicative of cash available to fund cash needs.